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                                                                   Exhibit 10.17

                  TCSI SHANGHAI OFFICE SPACE SUBLEASE AGREEMENT

     THIS SUBLEASE (the "Sublease") is entered into as of the date set forth in
Section 3.1(c) below, by and between the Shanghai TaiSi Science and Technology Ltd., Corporation ("TaiSi"), a company organized under the laws of the PRC, and TCSI Corporation ("TCSI"), a company organized under the laws of the USA.

                               W I T N E S S E T H
                               -------------------

1.   SUBLEASE GRANT.
     --------------

     1.1 TaiSi has leased certain space located at Suite 1503A, Golden Magnolia
                                                   ----------------------------
Plaza, No. 1 Dapu Road, Shanghai, 200023, People's Republic of China in
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accordance with a lease agreement (the "Overlease"). TaiSi shall sublease a portion of that certain space to TCSI for the purpose of, among other things, setting up a Representative Office in Shanghai (the "Office").

     1.2 In consideration of the obligation of TCSI to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, TaiSi hereby subleases to TCSI and TCSI hereby hires from TaiSi, upon and subject to the provisions of this Sublease and the Overlease, the Office.

3.   SUBLEASE SUMMARY AND DEFINITIONS.
     --------------------------------

     3.1 As between TaiSi and TCSI, the Sublease provisions and definitions set forth in this Section 3.1 shall replace inconsistent terms in the Overlease. All other terms and conditions shall remain the same. If there is any conflict between the Overlease and this Sublease, the latter shall control.

(a)  TCSI's Notice Name                TCSI CORPORATION
     and Address:                      1080 Marina Village Parkway
                                       Alameda, CA 94501 (USA)
                                       Attn: Ken Elmer, President & CEO

(b)  TCSI's State of Incorporation:    Nevada, USA

(c)  Sublease Date:                    From March 15, 2002 to March 14, 2003

(d)  Unincorporated Provisions of      Those provisions that do not apply to the
     the Overlease:                    Office, including but not limited to:
                                       TCSI does not pay to the Overlandlord any tax, electricity fee, water fee, building management fee, or similar, and which shall be the responsibility of TaiSi.

(e)  Office:                           Suite 1503 consisting of approximately
                                       ----------
                                       256.88 square meters.

(f)  Sublease Commencement Date:       One year commencing on March 15, 2002

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(g)  Sublease Expiration Date:         March 15, 2003; provided, not less than
                                                       --------
                                       15 days before the expiration date, and
                                       each anniversary thereafter, TCSI may
                                       extend for an additional year, or on a
                                       monthly basis as may be mutually agreed
                                       between the parties.

(h)  Monthly Rent:                     US$1500 (one thousand and five hundred US
                                       Dollars) per month including local taxes
                                       (if any), monthly rent, building
                                       maintenance, hydro, utilities and such
                                       other fees.

(i)  Security Deposit:                 First and last month's rent.

(j)  Payment:                          All amounts payable by TCSI shall be
                                       without previous demand or notice
                                       therefor by TaiSi.

4.   MISCELLANEOUS.
     -------------

     4.1 TaiSi has obtained from the local authorities all approvals required to sublease to a foreign representative office, or equivalent.

     4.2 This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     4.3 This Sublease shall not be binding upon TCSI unless and until it is signed by TaiSi and delivered to TCSI.

     4.4 This Sublease constitutes the entire agreement between the parties on the subject matter herein and all representations and understandings have been merged herein.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals of the day and year first above written.

TAISI SCIENCE AND                              TCSI CORPORATION
TECHNOLOGY LTD., CORPORATION

Name                 Xin Shen                  Name                Ken Elmer
           ---------------------------------             -----------------------
Title                President                 Title            President & CEO
           ---------------------------------             -----------------------
Authorized                                     Authorized
Signature          /S/ XIN SHEN                 Signature       /S/ KEN ELMER
           ---------------------------------             -----------------------
Date               Feb. 25, 2002               Date             Feb. 25, 2002
           ---------------------------------             -----------------------

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